UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 August 2, 2002



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)







     Delaware                          333-42578                06-1285387
-----------------------------    --------------------------  ----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

    1 Corporate Drive, Suite 600
           Shelton, CT                                  06484
----------------------------------------    ---------------------------------
(Address of principal executive offices)             (Zip Code)




                                  202-925-7200
             ------------------------------------------------------
              (Registrant's telephone number, including area code)






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Item 5. Other Events

On August 2, 2002, Iroquois Gas Transmission System, L.P. (the "Company") issued a press release announcing its intention to offer in a private placement $170 million of Senior Notes due 2027. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7. Financial Statements and Exhibits

Exhibit No.             Description

99.1                    Press release announcing Iroquois
                        Gas Transmission System, L.P.'s
                        intention to offer in a private
                        placement $170 million of Senior
                        Notes due 2027.




                                      * * *


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         IROQUOIS GAS TRANSMISSION SYSTEMS, L.P., as Registrant
                           By:   Iroquois Pipeline Operating Company, its Agent


Dated:  August 2, 2002             By:     /s/ Paul Bailey
                                           --------------------------------
                                   Name:   Paul Bailey
                                   Title:  Vice President and Chief
                                           Financial Officer





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                                INDEX TO EXHIBITS

Exhibit No.               Description

99.1 Press release announcing Iroquois Gas Transmission System, L.P.'s intention to offer $170 million of Senior Notes due 2027 in a private placement.




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